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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: January 29, 1999
                                        ----------------

                          HOUSEHOLD FINANCE CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       1-75                              36-1239445
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(State or other               (Commission File                  (IRS Employer
 jurisdiction of               Number)                           Identification
 incorporation)                                                  Number)

2700 Sanders Road, Prospect Heights, Illinois                          60070
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code 847/564-5000
                                                   ------------



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Item 5.   Other Events

          Set forth in the Exhibit hereto are selected consolidated financial statements which present the financial position and results of operations and selected owned and managed financial information for Household Finance Corporation (the "Company") as of and for the years ended December 31, 1998 and 1997.

Item 7.   Financial Statements and Exhibits

          (a)   Financial statements of business acquired.

                Not applicable.

          (b)   Pro forma financial information.

                Not applicable.

          (c)   Exhibits.


                No.   Exhibit
                ---   --------
                12    Statement on the Computation of Ratio of Earnings to Fixed
                      Charges and to Combined Fixed Charges and Preferred Stock
                      Dividends.

                27    Financial Data Schedule.

                99 Selected consolidated financial statements and selected owned and managed financial information with respect to the operations of Household Finance Corporation as of and for the years ended December 31, 1998 and 1997.




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                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              HOUSEHOLD FINANCE CORPORATION
                                              -----------------------------
                                                      (Registrant)



                                          By: /s/ David A. Schoenholz
                                              -----------------------------
                                              David A. Schoenholz
                                              Executive Vice President
                                              and Chief Financial Officer,
                                              (a Principal Financial Officer),
                                              Director and on behalf of
                                              Household Finance Corporation


Dated:   January 29, 1999
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                                  EXHIBIT INDEX


Exhibit No.   Exhibit
-----------   -------

    12 Statement on Computation of Ratio of Earnings to Fixed Charges and to Combined Fixed Charges and Preferred Stock Dividends.

    27        Financial Data Schedule.

    99 Selected consolidated financial statements and selected owned and managed financial information with respect to the operations of Household Finance Corporation as of and for the years ended December 31, 1998 and 1997.